UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2020
Date of Report (Date of earliest event reported)

GALA PHARMACEUTICAL, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52044	42-1771014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

18881 Von Karman Ave., suite 1440		92612
(Address of principal executive offices)		(Zip Code)

(714) 612-4725

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Ms. Romina Martinez resigned as an officer and director with the Company and all affiliates effective as of January 3, 2020. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 3, 2020, Mr. Gaetano Cichy was appointed as a member of the Company’s Board of Directors.

Mr. Gaetano Cichy resigned as a director with the Company and all affiliates effective as of February 19, 2020. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On March 2, 2020, the shareholders appointed March Cheung as member of the Company’s Board of Directors.

Mr. Mark Cheung resigned as a director with the Company and all affiliates effective as of March 6, 2020. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On March 6, 2020, Mr. Francisco Jose Carrano was appointed as Director, CEO, President, Secretary and Treasurer of the Company.

On March 10, 2020 Mr. Carrano appointed Mr. Mohan Makkar as Director, CEO, President, Secretary and Treasurer of the Gala Pharmaceutical California, Inc. (“CPCI”), a subsidiary of the Company.

ITEM 8.01 OTHER EVENTS

Mr. Carrano’s mission is to move the Company forward in opportunities in the CBD and Hemp industries. His first step of appointing Mr. Makkar (who is a 49% owner of CPCI), is to transform the testing lab facility into a marijuana manufacturing facility and to build a distribution facility on the property as well. The preliminary steps are already in motion on these projects.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)

Exhibit No.	Exhibit
17.1	Resignation of R. Martinez
17.2	Resignation of G. Cichy
17.3	Resignation of M. Cheung

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 2020	GALA PHARMACEUTICAL, INC.

	By:	/s/ Francisco Carrano
Francisco Carrano Officer, Director

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